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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 14, 2005

                                    CDI CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

                   1-5519                           23-2394430
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          (Commission File Number)      (IRS Employer Identification No.)

  1717 Arch Street, 35th Floor, Philadelphia, PA        19103-2768
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     (Address of Principal Executive Offices)           (Zip Code)

                                 (215) 569-2200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On March 2, 2005, CDI Corp. (sometimes referred to in this Report as "the Company") issued a news release (i) reporting the Company's financial results for its fourth fiscal quarter and its fiscal year ended December 31, 2004, (ii) announcing a cash dividend, (iii) reporting that the Company anticipates a restatement of prior financial results and (iv) indicating that the Company expects to report a material weakness in internal control over financial reporting. A copy of the Company's news release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In its March 2, 2005 news release, referenced in Item 2.02 above, the Company indicated that it anticipates a restatement of prior financial results. In compiling its financial results for the quarter ended December 31, 2004 the Company identified approximately $3.8 million of pre-tax adjustments which management believes pertains to earlier 2004 quarters or prior years. Based on its analysis to date, management currently estimates that $1.9 million pertains to the first three quarters of 2004 and the remaining $1.9 million pertains to 2003 or prior periods. The Company expects that its financial results for these periods will be restated to correct these items. These prior period adjustments resulted from inadequate review and reconciliation procedures and controls over significant balance sheet accounts. As a result, management expects to report a material weakness in internal control over financial reporting as of December 31, 2004, when it completes the assessment required by Section 404 of the Sarbanes-Oxley Act. On March 1, 2005 the Company's Audit Committee and senior management discussed the matter disclosed in this report with the Company's independent accountant."

Item 5.02 Departure of Director or Principal Officer.

On February 14, 2005, Mr. Walter Blankley, a member of the Company's Board of Directors, announced to the Board that he will be retiring from the Board and not standing for reelection as a Director at the Company's May 24, 2005 Annual Meeting of Shareholders.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CDI CORP.
                                                (Registrant)

                                                By: /s/ Jay G. Stuart
                                                    ----------------------------
                                                    Jay G. Stuart
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date:  March 2, 2005

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EXHIBIT INDEX

Exhibit Number    Description

99                News Release dated March 2, 2005, issued by CDI Corp.